UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 10, 2010
HCC INSURANCE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13790 (Commission File Number)	76-0336636 (IRS Employer Identification No.)

13403 Northwest Freeway
Houston, Texas	77040-6094
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 690-7300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     This Current Report on Form 8-K is filed on behalf of HCC Insurance Holdings, Inc. (the “Company”) to provide supplemental financial schedules relating to the three months ended March 31, June 30, and September 30, 2010 and 2009; the three months and year ended December 31, 2009; and the nine months ended September 30, 2010. The supplemental financial schedules relate to changes made in the Company’s segment reporting structure, which were completed in the third quarter of 2010. A press release setting forth the supplemental financial schedules is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure
     The press release issued by the Company on November 10, 2010 is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

No.	Exhibits
99.1	Press Release dated November 10, 2010
     The information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCC INSURANCE HOLDINGS, INC.
Date: November 10, 2010	By:	/s/ Randy D. Rinicella
Randy D. Rinicella,
Sr. Vice President, General Counsel & Secretary

EXHIBIT INDEX

No.	Exhibits
99.1	Press Release dated November 10, 2010